SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: September 30, 2009

CRYSTAL PROPERTIES HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-12564	22-1954716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1880 E. Warm Springs Rd #140, Las Vegas NV 89119
(Address of principal executive offices)

Registrant's telephone number, including area code: (702) 471-0900

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 30, 2009, the board of directors and majority of the stockholders of Crystal Properties Holdings, Inc. (the “Company”) approved the increase of the authorized number of shares of the Company’s Common Stock from 90,000,000 to 990,000,000 shares.  The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description	Location
3.2	Certificate of Amendment to the Articles of Incorporation dated October 6, 2009	Filed herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYSTAL PROPERTIES HOLDINGS, INC.

October 6, 2009	/s/ Peter V. Anello
Date	Peter V. Anello, Chief Executive Officer